EXHIBIT 10.7

Dated 27 April 2007

SUPPLEMENTAL DEED

relating to an

INTERCREDITOR DEED

among

MAGYAR TELECOM B.V.

Issuer

INVITEL ZRt.

Company

MAGYAR TELECOM B.V. and

CERTAIN OF ITS SUBSIDIARIES

Original Obligors

MATEL HOLDINGS N.V. and CERTAIN

OF ITS SUBSIDIARIES

Original Subordinated Shareholder Creditors

BNP PARIBAS

Co-ordinator and Senior Agent

BNP PARIBAS, Hungary Branch

HUF Agent

BNP PARIBAS TRUST CORPORATION UK LIMITED

Security Trustee

THE BANK OF NEW YORK

HY Note Trustee

BNY CORPORATE TRUSTEE SERVICES LIMITED

FRN Note Trustee

Contents

		Page
Clause
1	Interpretation	2

2	Amendments to the Principal Intercreditor Deed	2

3	Accession to the Restated Intercreditor Deed	3

4	Euroweb Romania	3

5	Representations and Warranties	3

6	Expenses	4

7	Miscellaneous	4

8	Governing Law	4

9	Enforcement	4

Schedule 1 The Parties		6

THIS SUPPLEMENTAL DEED is dated 27 April 2007 and made BETWEEN:

(1)	MAGYAR TELECOM B.V. as the Issuer;

(2)	INVITEL Zrt. as the Company;

(3)	MATEL HOLDINGS N.V. as the Ultimate Parent;

(4)	THE COMPANIES listed in Part I of Schedule 1 (The Parties) as the Original Obligors (the “Original Obligors”)

(5)	THE COMPANIES listed in Part II of Schedule 1 (The Parties) as the Original Subordinated Shareholder Creditors (the “Original Subordinated Shareholder Creditors”);

(6)	BNP PARIBAS as Co-ordinator;

(7)	BNP PARIBAS as the Senior Agent;

(8)	BNP PARIBAS, Hungary Branch as the HUF Agent;

(9)	BNP PARIBAS TRUST CORPORATION UK LIMITED as the Security Trustee;

(10)	THE BANK OF NEW YORK as the HY Note Trustee;

(11)	BNY CORPORATE TRUSTEE SERVICES LIMITED as FRN Note Trustee;

(12)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 (The Parties) as the Original Senior Lenders;

(13)	CALYON BANK MAGYARORSZÁG ZRT. as the acceding Senior Lender (the “Acceding Senior Lender”);

(14)	THE FINANCIAL INSTITUTIONS listed in Part IV of Schedule 1 (The Parties) as the Original Hedge Counterparties; and

(15)	THE FINANCIAL INSTITUTIONS listed in Part V of Schedule 1 (The Parties) as the New Hedge Counterparties.

WHEREAS:

(A)	By an agreement (the “Principal Facilities Agreement”) dated 6 August 2004 and made between Magyar Telecom B.V. as the Parent, Invitel Zrt. as the Borrower, the companies set out in part A of schedule 1 thereto as Original Guarantors, BNP Paribas and Credit Suisse First Boston International as the Arranger, the banks and financial institutions set out in part B of schedule 1 thereto as Original Lenders, BNP Paribas and BNP Paribas Hungária Bank Rt. as the Agents and BNP Paribas Trust Corporation UK Limited as Security Trustee, whereby the Original Lenders agreed to make available to the Borrower loan facilities of €165,000,000 upon the terms and subject to the conditions therein contained.

(B)	The Parent and the Borrower have requested the Lenders, and the Lenders have agreed, to waive certain provisions of the Principal Facilities Agreement and to amend the Principal Facilities Agreement to the extent set out in a supplemental agreement dated on or about the date of this Supplemental Deed (the “Facilities Agreement Supplemental Agreement”).

(C)	This Intercreditor Supplemental Deed is supplemental to an intercreditor deed dated 6 August 2004 made between, inter alios, the Issuer, the Company, the Ultimate Parent, the Original Obligors, the Original Subordinated Shareholder Creditors, the Co-ordinator, the Arranger, the Senior Agent, the HUF Agent, the Security Trustee, the HY Note Trustee, the Original Senior Lenders and the Original Hedge Counterparties (the “Principal Intercreditor Deed”).

(D)	The Senior Agent is entering into this Supplemental Deed on behalf of itself and, pursuant to clause 35.1.2 (Required consents) of the Principal Facilities Agreement, the Arranger.

NOW IT IS AGREED as follows:

1	Interpretation

1.1	Definitions in Principal Intercreditor Deed

Unless the context otherwise requires and save as mentioned below, words and expressions defined in the Principal Intercreditor Deed or, if not defined in the Principal Intercreditor Deed, the Facilities Agreement Supplemental Deed, shall have the same meanings when used in this Intercreditor Supplemental Deed. In this Intercreditor Supplemental Deed, unless the context otherwise requires:

“Accession Date” has the meaning given thereto in the Facilities Agreement Supplemental Agreement.

“Intercreditor Supplemental Deed” means this Deed.

“Restated Intercreditor Deed” means, prior to the Accession Date, the Principal Intercreditor Deed as it will be amended and restated pursuant to this Intercreditor Supplemental Deed and, with effect from the Accession Date, the Principal Intercreditor Agreement as amended and restated pursuant to this Intercreditor Supplemental Deed.

“Supplemental Finance Documents” has the meaning given thereto in the Facilities Agreement Supplemental Agreement.

1.2	Interpretation of Principal Intercreditor Deed

References in the Principal Intercreditor Deed to “this Deed” shall, with effect from the Accession Date and unless the context otherwise requires, be references to the Principal Intercreditor Deed as amended by this Intercreditor Supplemental Deed and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Intercreditor Deed, shall be construed accordingly.

1.3	Incorporation of certain references

Clauses 1.3 (Headings), 1.4 (Construction of certain terms) and 1.6 (Third Party Rights) of the Principal Intercreditor Deed shall be deemed to be incorporated in this Intercreditor Supplemental Deed in full, mutatis mutandis.

1.4	Designation as Finance Document

The Parties agree that this Intercreditor Supplemental Deed is and shall be designated as a Finance Document.

1.5	Effect as a deed

This Intercreditor Supplemental Deed is intended to take effect as a deed notwithstanding that a Party may have executed it under hand only.

2	Amendments to the Principal Intercreditor Deed

2.1	With effect from the Accession Date, the Principal Intercreditor Deed shall be amended and restated so as to read in accordance with the form of the amended and restated intercreditor deed set out in the Appendix and the Principal Intercreditor Deed (as so amended and restated) will, subject to clause 4 (Euroweb Romania), continue to be binding upon each of the parties thereto upon such terms as so amended and restated.

2.2	By its execution of this Intercreditor Supplemental Deed, the Ultimate Parent agrees that the Security Documents to which it is a party and its obligations thereunder shall remain in full force and effect and the rights of the Lenders thereunder shall not be prejudicially affected notwithstanding the amendments made to the Principal Facilities Agreement pursuant to the Facilities Agreement Supplemental Agreement or the amendments made to the Principal Intercreditor Deed pursuant to this Intercreditor Supplemental Deed.

3	Accession to the Restated Intercreditor Deed

3.1	With effect from the Accession Date, each of the New Hedge Counterparties shall become a party to the Restated Intercreditor Deed as a Hedge Counterparty and shall observe, perform and be bound by the terms and provisions of, and be entitled to exercise all the rights set out in, the Restated Intercreditor Deed in the capacity of a Hedge Counterparty. The rights and obligations under the Restated Intercreditor Deed between the New Hedge Counterparties and the other parties to the Restated Intercreditor Deed shall be construed accordingly.

3.2	With effect from the Accession Date, the FRN Trustee shall become a party to the Restated Intercreditor Deed as FRN Trustee and shall observe, perform and be bound by the terms and provisions of, and be entitled to exercise all the rights set out in, the Restated Intercreditor Deed in the capacity of FRN Trustee. The rights and obligations under the Restated Intercreditor Deed between the FRN Trustee and the other parties to the Restated Intercreditor Deed shall be construed accordingly.

3.3	With effect from the Accession Date, the Acceding Senior Lender shall become a party to the Restated Intercreditor Deed as a Senior Finance Party and shall observe, perform and be bound by the terms and provisions of, and be entitled to exercise all the rights set out in, the Restated Intercreditor Deed in the capacity of Senior Finance Party. The rights and obligations under the Restated Intercreditor Deed between the Acceding Senior Lender and the other parties to the Restated Intercreditor Deed shall be construed accordingly.

4	Euroweb Romania

4.1	Notwithstanding the amendment and restatement of the Principal Intercreditor Deed on the Accession Date or any other provision of this Supplemental Deed, the Parties hereto agree that the rights and obligations of Euroweb Romania as between itself and the other Parties shall remain as set out in the Principal Intercreditor Deed prior to the amendment and restatement pursuant to clause 2 (Amendments to the Principal Intercreditor Deed) and shall not be affected or amended following the execution or performance of this Supplemental Deed.

4.2	For the avoidance of doubt, the provisions of clause 2 (Amendments to the Principal Intercreditor Deed) shall not operate as a release of Euroweb Romania from its obligations under the Principal Intercreditor Deed.

5	Representations and Warranties

5.1	The Ultimate Parent makes the representations and warranties set out below to the Finance Parties on the date of this Supplemental Agreement:

5.1.1	The Ultimate Parent has the power to enter into and perform all of its obligations under the Supplemental Finance Documents to which it is a party.

5.1.2	All necessary corporate, shareholder and other action have been taken by the Ultimate Parent to authorise the entry into and performance of the Supplemental Finance Documents to which it is a party.

5.1.3	No limitation on any of their powers to create or maintain security interests will be exceeded as a result of the Ultimate Parent ‘s entry into the Supplemental Finance Documents to which it is a party.

5.2	Each Obligor (other than Euroweb Romania) and each Subordinated Shareholder Creditor (other than Euroweb Romania) shall make the representations and warranties set out in clause 4 (Representations and warranties) of the Restated Intercreditor Deed to each of the Finance Parties, the HY Creditors and the FRN Creditors on the Accession Date as if made on such date with reference to the facts and circumstances existing at each such date.

6	Expenses

Each Obligor (other than Euroweb Romania) and each Subordinated Shareholder Creditor (other than Euroweb Romania) shall, within three business days of demand, pay to each Senior Finance Party or HY Creditor or FRN Creditor the amount of all costs and expenses incurred by it in connection with the negotiation, preparation and execution of this Intercreditor Supplemental Deed and any document referred to herein and the transactions contemplated by this Intercreditor Supplemental Deed.

7	Miscellaneous

7.1	Continuation of Principal Intercreditor Deed

Save as amended by this Intercreditor Supplemental Deed, the provisions of the Principal Intercreditor Deed shall continue in full force and effect and the Principal Intercreditor Deed and this Intercreditor Supplemental Deed shall be read and construed as one instrument.

7.2	Counterparts

This Intercreditor Supplemental Deed may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

7.3	Partial invalidity

If, at any time, any provision of this Intercreditor Supplemental Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

8	Governing Law

This Intercreditor Supplemental Deed shall be governed by English law.

9	Enforcement

9.1	Jurisdiction

9.1.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Intercreditor Supplemental Deed (including a dispute regarding the existence, validity or termination of this Intercreditor Supplemental Deed) (a “Dispute”).

9.1.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

9.1.3	This clause 9.1 is for the benefit of the Finance Parties, the HY Note Trustee and the FRN Trustee only. As a result, no Finance Party or the HY Note Trustee nor the FRN Trustee shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties, the HY Note Trustee or the FRN Trustee may take concurrent proceedings in any number of jurisdictions.

9.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law:

9.2.1	the Ultimate Parent, the Parent and each Obligor (other than the Parent) irrevocably appoints Law Debenture Corporate Services Limited, Fifth floor, 100 Wood Street, London EC2V 7EX (Attention: J. Middleton) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

9.2.2	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

9.3	Waiver of immunity

Each Obligor, HY Note Trustee, FRN Trustee and Subordinated Shareholder Creditor waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

9.3.1	the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and

9.3.2	the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

9.4	Waiver of trial by jury

Each Party waives any right it may have to a jury trial of any claim or cause of action in connection with or arising out of this Intercreditor Supplemental Deed or any transaction contemplated by this Intercreditor Supplemental Deed. This Intercreditor Supplemental Deed may be filed as a written consent to trial by court.

9.5	Inconvenient Forum

Each Obligor, HY Note Trustee, FRN Trustee and Subordinated Shareholder Creditor waives any objection it may have now or hereafter to the laying of venue of any action or proceedings in any court or jurisdiction referred to in clause 9.1 (Jurisdiction) and any claim it may have now or hereafter that any action or proceedings brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties hereto have caused this Intercreditor Supplemental Deed to be duly executed and delivered as a deed the day and year first above written.

Schedule 1

The Parties

Part I

The Original Obligors

Company name	Registered Addresses

Magyar Telecom B.V.	Laan van Kronenburg 8 1183 AS Amstelveen The Netherlands

Invitel Zrt.	Puskás Tivadar utca 8-10 2040 Budaörs Hungary

V-holding Zrt.	Puskás Tivadar utca 8-10 2040 Budaörs Hungary

Euroweb Internet Szolgátató Zrt.	Puskás Tivadar utca 8-10 2040 Budaörs Hungary

Euroweb Romania S.A.	102 Lipscani Street Nouveau Centre Corp A, 3rd floor Bucharest Romania

Part II

The Original Subordinated Shareholder Creditors

Obligor name	Registered Addresses

Matel Holdings N.V.	Kaya W.F.G. Mensing 14, Willemstad Curaçao, Netherlands Antilles

Magyar Telecom B.V.	Laan van Kronenburg 8 1183 AS Amstelveen The Netherlands

Invitel Zrt.	Puskás Tivadar utca 8-10 2040 Budaörs Hungary

V-holding Zrt.	Puskás Tivadar utca 8-10 2040 Budaörs Hungary

Euroweb Internet Szolgátató Zrt.	Puskás Tivadar utca 8-10 2040 Budaörs Hungary

Euroweb Romania S.A.	102 Lipscani Street Nouveau Centre Corp A, 3rd floor Bucharest Romania

Part III

The Original Senior Lenders

Name of Senior Lender	Address	Fax No./Contact

Allied Irish Banks p.l.c.	Bankcentre, Ballsbridge, Dublin 4	Fax + 353 1 670 0064 Attention : Niall O’Reilly / Kingma Kozma

BNP Paribas	37 Place du Marché Saint Honoré 750001, Paris, France	Fax: +33 1 4298 1065/0979 Attention: Jean-Philippe Rouane

BNP Paribas, Hungary Branch	H-1055 Budapest Honvéd u.20 Hungary	Fax: +36 1 374 6322 / +36 1 302 4499 Attention: Balazs Elek

DEXIA Crédit Local	1 Passerelle des Reflets Tour Dexia La Defense 2 92919 La Defense Cedex	Fax: +33 1 58 58 74 20 Attention: Carl Bassili

Erste Bank Hungary Rt.	1056 Budapest Hold u. 16. Hungary	Fax: +36 1 268 4452 Attention: Gabor Dobrovoini

UniCredit Bank Hungary Zrt.	1054, Budapest Akadémla utca 17 Hungary	Fax: +36 1 301 1254 Attention: Balazs Javor

KBC Finance Ireland	Operation LLB Bank 91 Merrion Square Dublin 2 Ireland	Fax: +353 1 678 5034 Attention: Amanda Toye/ Deidre Balfe

K&H Bank Nyrt	H-1051 Budapest Vigadó tér 1. Hungary	Fax: +36 1 328 9134 Attention: Mr. György Gáldi

MKB Bank Nyrt	H – 1038 Budapest Vaci U; 38. Hungary	Fax: +36 1 268 8269 Attention : Sandor Vegh / Agnes Hegedus

Natixis	Capital House 85 King William Street London EC4N 7BL United Kingdom	Fax: + 44 20 7184 3190 Attention: Clive Carpenter / Nathalie Lemarcis

OTP Bank	Project Finance and Acquisition Directorate 1876 Budapest Nádor u. 16 Hungary	Fax: +36 1 258 4225 Attention: Dr. Mikiós Nemeth/ Ms. Éva Révész

Part IV

The Original Hedge Counterparties

Name of Hedge Counterparty	Address	Fax No./Contact

BNP Paribas (Paris)	75450 Paris Cedex 09 France	Fax.: +33 1 4298 0979/1065 Attention: Mr. Jean-Philippe Rouane

K&H Bank Nyrt.	1051 Budapest Vigató tér 1. Hungary	Fax.: +36 1 328 9573 Attention: Mr. Gábor Kéri

BNP Paribas, Hungary Branch	1055 Budapest Honvéd u. 10 Hungary	Fax: +36 1 332 4765 Attention: Mr. József Laczi

UniCredit Bank Hungary Zrt.	1054 Budapest Szabadság tér 5-6. Hungary	Fax: +36 1 269 4667 Attention: Mr György Pórfy

Part V

The New Hedge Counterparty

Name of Hedge Counterparty	Address	Fax No./Contact

Merrill Lynch International Bank Limited	Treasury Building Lower Grand Canal Street Dublin 2 Ireland	Attention: Chief Operating Officer Fax.: 3531 605 8501

EXECUTION PAGES

IN WITNESS whereof the parties to this Deed have caused this Deed to be duly executed on the Date first above written.

The Issuer

MAGYAR TELECOM B.V.

By:	K.B. VAN POLANEN

By:	J.C.J. VAN DER WOORD

Address:	Magyar Telecom B.V.
Telepourtboulevard 140
1043 EJ, Amsterdam
The Netherlands

Attention:	Craig Butcher/Tim Green

Fax:	+ 36 1 411 1271/+44 207 292 9390

The Company

INVITEL ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Invitel Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

The Ultimate Parent

MATEL HOLDINGS N.V.

By:	ZSUZSANNA CZEBE

Address:	Matel Holdings N.V.
Kaya W.F.G. Mensing 14,
Willemstad
Curaçao,
Netherlands Antilles

Attention:	Wilfred Flocker/Poppy Allee at ING Trust (Antilles) N.V.

Fax:	+59 99 432 7590

The Original Obligors

MAGYAR TELECOM B.V.

By:	K.B. VAN POLANEN

By:	J.C.J. VAN DER WOORD

Address:	Magyar Telecom B.V.
Telepourtboulevard 140
1043 EJ, Amsterdam
The Netherlands

Attention:	Craig Butcher/Tim Green

Fax:	+ 36 1 411 1271/+44 207 292 9390

INVITEL ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Invitel Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

V-HOLDING TANÁCSADÓ ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ZSUZSANNA CZEBE

Address:	V-holding Tanácsadó Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

S.C. EUROWEB ROMANIA S.A.

By:	LAURENTIU STAN

Address:	Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Mr Sándor Halász

Fax:	+36 1 801 1353

EUROWEB INTERNET SZOLGÁTATÓ ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Euroweb Internet Szolgátató Zrt.
Puskás Tivadar U.8-10
2040 Budaörs
Hungary

Attention:	Mr Sándor Halász

Fax:	+36 1 801 1353

The Original Subordinated Shareholder Creditors

MATEL HOLDINGS N.V.

By:	ZSUZSANNA CZEBE

Address:	Matel Holdings N.V.
Kaya W.F.G. Mensing 14,
Willemstad
Curaçao,
Netherlands Antilles

Attention:	Wilfred Flocker/Poppy Allee at ING Trust (Antilles) N.V.

Fax:	+59 99 432 7590

MAGYAR TELECOM B.V.

By:	K.B. VAN POLANEN

By:	J.C.J. VAN DER WOORD

Address:	Magyar Telecom B.V.
Teleportboulevard 140
1043 EJ, Amsterdam
The Netherlands

Attention:	Craig Butcher/Tim Green

Fax:	+ 36 1 411 1271/+44 207 292 9390

INVITEL ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Invitel Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

V-HOLDING TANÁCSADÓ ZRT.

By:	ZSUZSANNA CZEBE

Address:	V-holding Tanácsadó Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

S.C. EUROWEB ROMANIA S.A.

By:	LAURENTIU STAN

Address:	Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Mr Sándor Halász

Fax:	+36 1 801 1353

EUROWEB INTERNET SZOLGÁTATÓ ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Euroweb Internet Szolgátató Zrt.
Puskás Tivadar U.8-10
2040 Budaörs
Hungary

Attention:	Mr Sándor Halász

Fax:	+36 1 801 1353

The Co-ordinator

BNP PARIBAS

By:	THIERRY BONNEL

Address:	BNP Paribas
37 Place du Marché Saint-Honoré
75001, Paris
France

Attention:	Jean-Philippe Rouane

Fax:	+33 1 42 98 1065 / 0979

The New Hedge Counterparty

MERRILL LYNCH INTERNATIONAL BANK

LIMITED

By:	LEE HALLA

By:	BRENDAN BONAR

Address:	Treasury Building
Lower Grand Canal Street
Dublin 2
Ireland

Attention:	Chief Operating Officer

Fax:	3531 605 8501

The Senior Agent

BNP PARIBAS

By:	THIERRY BONNEL

By:	SERGIO COLLAVINI

Address:	BNP Paribas37 Place du Marché Saint-Honoré
75001, Paris
France

Attention:	Thierry Bonnel

Fax:	+33 1 42 98 1933

The HUF Agent

BNP PARIBAS, Hungary Branch

By:	THIERRY BONNEL

By:	SERGIO COLLAVINI

Address:	BNP Paribas, Hungary Branch
H-1055 Budapest, Honvéd U.20,
Hungary

Attention:	Balazs Elek

Fax:	+36 1 374 6322 / 36 1 302 4499

The Security Trustee

BNP PARIBAS TRUST CORPORATION UK

LIMITED

By:	PAUL SCULLY

By:	GARY WEBB

Address:	BNP Paribas Trust Corporation UK Limited
55 Moorgate
London
EC2R 6PA

Attention:	The Directors

Fax:	+44 207 595 5078

The HY Note Trustee

THE BANK OF NEW YORK

By:	LLOYD GEORGE

By:	PAUL BASHFORD

Address:	The Bank of New York
One Canada Square
London
E14 5AL

Attention:	Corporate Trust Administration

Fax:	+44 207 964 6399

The FRN Note Trustee

BNY CORPORATE TRUSTEE SERVICES

LIMITED

By:	LLOYD GEORGE

By:	PAUL BASHFORD

Address:	BNY Corporate Trustee Services Limited
One Canada Square
London
E14 5AL

Attention:	Manager, Trustee Administration

Fax:	+44 207 964 2351

The Original Senior Lenders

BNP PARIBAS

By:	THIERRY BONNEL

Address:	BNP Paribas
37 Place du Marché Saint-Honoré
75001, Paris
France

Attention:	Jean-Philippe Rouane

Fax:	+33 1 42 98 1065 / 0979

BNP PARIBAS, Hungary Branch

By:	THIERRY BONNEL

Address:	BNP Paribas, Hungary Branch
H-1055 Budapest, Honvéd U.20,
Hungary

Attention:	Balazs Elek

Fax:	+36 1 374 6322 / +36 1 302 4499

OTP BANK

By:	THIERRY BONNEL
(as attorney)

Address:	OTP Bank
Project Finance and Acquisition Directorate
1876 Budapest
Nádor u. 16
Hungary

Attention:	Dr. Mikiós Nemeth/Ms. Éva Révész

Fax:	+36 1 258 4225

ERSTE BANK HUNGARY RT.

By:	THIERRY BONNEL
(as attorney)

Address:	Erste Bank Hungary Rt.
1056 Budapest
Hold u. 16.
Hungary

Attention:	Gabor Dobrovoini

Fax:	+36 1 268 4452

NATIXIS

By:	THIERRY BONNEL
(as attorney)

Address:	Natixis
Capital House
85 King William Street
London EC4N 7BL
United Kingdom

Attention:	Clive Carpenter/Nathalie Lemarcis

Fax:	+ 44 20 7184 3190

KBC FINANCE IRELAND

By:	THIERRY BONNEL
(as attorney)

Address:	KBC Finance Ireland
Operation
LLB Bank
91 Merrion Square
Dublin 2
Ireland

Attention:	Amanda Toye/Deirdre Balfe

Fax:	+353 1 678 5034

K&H BANK NYRT

By:	THIERRY BONNEL
(as attorney)

Addess:	K&H Bank Nyrt
H-1051 Budapest
Vigadó tér 1.
Hungary

Attention:	Mr. György Gáldi

Fax:	+36 1 328 9134

DEXIA CRÉDIT LOCAL

By:	THIERRY BONNEL
(as attorney)

Address:	Dexia Crédit Local
1 Passerelle ses Reflets
Tour Dexia La Defense 2 92919 La Defense Cedex

Attention:	Carl Bassili

Fax:	+33 1 58 58 74 20

UNICREDIT BANK HUNGARY ZRT.

By:	THIERRY BONNEL
(as attorney)

Address:	UniCredit Bank Hungary Zrt.
1054, Budapest
Akadémla utca 17
Hungary

Attention:	Balazs Javor

Fax:	+36 1 301 1254

ALLIED IRISH BANK PLC

By:	THIERRY BONNEL
(as attorney)

Address:	Allied Irish Bank plc
Bankcentre
Ballsbridge
Dublin 4

Attention:	Niall O’Reilly/Kingma Kozma

Fax:	+353 1 670 0064

MKB BANK NYRT.

By:	THIERRY BONNEL
(as attorney)

Address:	MKB Bank Nyrt.
H-1038 Budapest
Vaci U; 38.
Hungary

Attention:	Sandor Vegh/Agnes Hegedus

Fax:	+36 1 268 8269

The Acceding Senior Lender

CALYON BANK MAGYARORSZÁG ZRT.

By:	THIERRY BONNEL
(as attorney)

Address:	1051 Budapest
József nádor tér 7
Hungary

Attention:	Olivier Joyeux/Sylvain Cotten

Fax:	+36 1 327 9150

The Original Hedge Counterparties

BNP PARIBAS

By:	THIERRY BONNEL

Address:	BNP Paribas
37 Place du Marché Saint-Honoré
75001, Paris
France

Attention:	Jean-Philippe Rouane

Fax:	+33 1 42 98 1065 / 0979

K&H BANK NYRT

By:	THIERRY BONNEL
(as attorney)

Address:	1051 Budapest
Vigató tér 1.
Hungary

Attention:	Mr. Gábor Kéri

Fax:	+36 1 328 9573

BNP PARIBAS, Hungary Branch

By:	THIERRY BONNEL

Address:	1055 Budapest
Honvéd u. 10
Hungary

Attention:	Mr. József Laczi

Fax:	+36 1 332 4765

UNICREDIT BANK HUNGARY ZRT.

By:	THIERRY BONNEL
(as attorney)

Address:	1054 Budapest
Szabadság tér 5-6.
Hungary

Attention:	Mr György Pórfy

Fax:	+36 1 269 4667